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                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK



          I, C. Suzanne Womack, hereby certify that I am the Secretary of Lincoln Life & Annuity Company of New York and that the attached is a true, complete and correct copy of the bylaws of said Company as adopted by its Board of Directors, and that such bylaws are in full force and effect as of the date hereof.


                                     /s/ C. Suzanne Womack
                                   --------------------------------------
                                   C. Suzanne Womack, Secretary


Dated: July 24, 1996
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                                     BYLAWS

                                       OF

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
                               A New York Company

                                   ARTICLE I

                                  Shareholders

     Section 1. Annual Meeting. An annual meeting of the shareholders shall be held at a time and place, specified by the board of directors, on the first Wednesday of May in each year for the purpose of electing directors for the terms hereinafter provided and for the transaction of such other business as may properly come before the meeting. If such date shall be a legal holiday in the state of New York, the annual meeting shall be held on the next succeeding business day not such a legal holiday at the corporation's principal office at 9:00 a.m.

     Section 2. Special Meetings. Special meetings of the shareholders may be called by the chief executive officer, by the board of directors, or by shareholders holding not less than 25% of all votes entitled to be cast on any issue to be considered at the special meeting who sign, date and deliver to the secretary of the corporation one or more written demands for the meeting describing the purpose or purposes for which it is to be held. Only business within the purpose or purposes described in the meeting notice may be conducted at a special shareholders meeting.

     Section 3. Place of Meetings. All meetings of shareholders shall be held at the principal office of the corporation in the state of New York, or at such other place, either within or without the state of New York, as may be specified in the respective notices, or waivers of notice, of such meetings.

     Section 4. Notice of Meetings. A written or printed notice, stating the place, day and hour of the meeting, and in the case of a special meeting or when required by law or by the charter or these bylaws, the purpose or purposes for which the meeting is called, shall be delivered or mailed by the secretary, or by the officer or persons calling the meeting, at least thirty (30) days but no more than fifty (50) days before the date of the meeting, or such other time period required by law for a special meeting for election of directors, to each shareholder of record entitled to vote at such meeting at such address as appears upon the stock records of the corporation.

     Section 5. Waiver of Notice. Notice of any meeting of shareholders may be waived in writing by any shareholder if the waiver sets forth in reasonable detail the purpose or purposes for which the meeting is called and the time and place thereof. Attendance at any meeting in person, or by proxy when the instrument of proxy sets forth in reasonable detail the purpose or purposes for which the meeting is called, without protesting prior to the conclusion of the meeting the lack of notice of such meeting, shall constitute a waiver of notice of such meeting.

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     Section 6. Quorum. Unless otherwise provided by the charter or by these bylaws or by law, at any meeting of shareholders a majority of the outstanding shares entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum. If less than a majority of such shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time. The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

     Section 7. Adjourned Meetings. At any adjourned meeting at which a quorum shall be represented, any business may be transacted as might have been transacted at the meeting as originally notified. If a new record date is or must be established pursuant to law, notice of the adjourned meeting must be given to persons who are shareholders as of the new record date.

     Section 8. Voting at Shareholders' Meetings.

     Subsection 1. Voting Rights. Unless otherwise provided by the charter or by these bylaws or by law, every shareholder shall have the right at every shareholders' meeting to one vote for each share standing in his or her name on the books of the corporation on the date established by the board of directors as the record date for determination of shareholders entitled to vote at such meeting; provided that such date shall not be more than fifty (50) nor less than ten (10) days preceding the date of the meeting. If such date is not established by the board of directors, such date shall be at the close of business on the day next preceding the day on which notice is given, or, if no notice is given, the day on which the meeting is held. Any shareholder acquiring title to a share after the record date has been established shall upon written request to the shareholder of record be entitled to receive from the shareholder of record a proxy, with power of substitution, to vote that share.

          Subsection 2. Prohibition Against Voting Shares. No share shall be voted at any meeting:

          (a) upon which any installment is due and unpaid; or

          (b) which belongs to this corporation.

          Subsection 3. Voting of Shares Owned by Corporations and Fiduciaries. Shares of this corporation standing in the name of another corporation may be voted by such officer, agent or proxy as the board of directors of such other corporation may appoint, or as the bylaws of such other corporation may direct, or in the absence of such direction, or the inability of the fiduciaries to act in accordance therewith, the following provisions shall apply:

          (a) where shares are held jointly by three (3) or more fiduciaries, such shares shall be voted in accordance with the will of the majority.

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          (b)  where the fiduciaries, or a majority of them cannot agree, or where they are equally divided upon the question of voting such shares, any court of general equity jurisdiction may, upon petition filed by any of such fiduciaries, or by any party in interest, direct the voting of such shares as it may deem to be for the best interests of the beneficiaries, and such shares shall be voted in accordance with such direction.

          Subsection 4. Voting of Jointly Held Shares. Shares issued and held in the name of two or more persons shall be voted in accordance with the will of the majority, and if a majority of them cannot agree, or if they are equally divided as to the voting of such shares, the shares shall be divided equally between or among such persons for voting purposes.

          Subsection 5. Proxies. A shareholder may vote either in person or by proxy executed in writing by the shareholder or a duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution, unless a longer time is expressly provided therein.

          Section 9. Order of Business. The order of business at each shareholders' meeting shall be established by the person presiding at the meeting.

          Section 10. Required Votes. A majority of the votes entitled to vote on a matter represented at a meeting of shareholders at which a quorum is present shall be required to take action on the matter except for elections of directors which shall require a plurality of votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election, unless a different number is required by the articles of incorporation, these bylaws or by law.

                                  ARTICLE II

                              Board of Directors

          Section 1. Number. Election and Term of Directors. The business of the corporation shall be managed by a board of directors composed of 13 members. The directors shall be elected annually by the shareholders by a plurality of votes, each for a term of one year, and shall hold office until their successors are elected and have qualified or until their earlier death, resignation, disqualification or removal. No decrease in the number of directors shall shorten the term of any incumbent director.

A notice of the election of directors (setting forth the names of the nominees and any other information required by law) shall be filed with the office of the Superintendent of the Insurance Department of the State of New York at least ten days before the date of election of directors.

          Section 2. Qualifications of Directors. A majority of the directors must, during their entire teams of service, be citizens of the United States, and at least three of the directors shall reside in the state

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of New York. At least one third of the directors shall be persons who are not officers or employees of the corporation or officers or employees of any entity controlling, controlled by or under common control with the corporation and who are not beneficial owners of a controlling interest in the voting stock of the corporation or any such entity.

     Section 3. Regular Meetings. A regular meeting of the board of directors shall be held without other notice than this bylaw immediately after, and at the same place as, the annual meeting of shareholders, or within thirty days thereafter upon notice in the manner provided by these bylaws for calling special meetings of the board. The board of directors may provide by resolution the time and place, either within or without the state of New York, for the holding of additional regular meetings without other notice than such resolution. In lieu of a regular meeting of the board of directors, any action required or permitted to be taken therein may be taken without a meeting in the manner described in Section 10 of this Article.

     Section 4. Special Meetings. Special meetings of the board of directors may be called by the chairman of the board, or in his absence or incapacity or if such office is vacant, by the president. The secretary shall call special meetings of the board of directors when requested in writing to do so by any member thereof. All special meetings of the board of directors shall be held at the principal office of the corporation in the state of New York, or at such other place, either within or without the state of New York, as may be unanimously designated by the board of directors, and upon notice provided by these bylaws.

     Section 5. Notice of Meetings. Unless otherwise provided by these bylaws, notice of any meeting of the board of directors shall be given not less than two days before the date fixed for such meeting by oral, telefax, telegraphic, telephonic, electronic or written communication stating the time and place thereof and delivered to each member of the board of directors or telegraphed or mailed to such director at his or her address as it appears on the books of the corporation.

     Section 6. Waiver of Notice. A director may sign a written waiver of notice either before the time of the meeting, at the time of the meeting or after the time of the meeting, if the waiver sets forth in reasonable detail the purpose or purposes for which the meeting is called and the time and place thereof. A director's attendance at, or participation in, a meeting waives any required notice to the director of the meeting.

     Section 7. Vacancies. A vacancy in the board of directors caused by an increase in the number of directors or otherwise (except death, resignation, removal or disqualification), shall be filled by a majority vote of the remaining members of the board until the next annual meeting of the shareholders. A vacancy in the board of directors caused by death, resignation, removal, disqualification or otherwise shall be filled by a majority vote of the remaining members of the board for the unexpired term of the directorship.

Whenever any directors of the corporation shall have resigned and successors shall have been chosen pursuant to the provisions of these bylaws, such successors shall not take office nor exercise their

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duties until ten days after written notice of their election shall have been filed in the office of the Superintendent of the Insurance Department of the State of New York.

     Section 8. Quorum. The attendance of not less than a majority of the whole board of directors shall be necessary to constitute a quorum for the transaction of any business except the filling of vacancies, but if fewer than a majority of the directors is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. At least one director who is not an officer or employee of the corporation or an officer or employee of any entity controlling, controlled by or under common control with the corporation and who is not a beneficial owner of a controlling interest in the corporation or any such entity must be included in any quorum for the transaction of business.

     Section 9. Required Votes. The vote of a majority of the directors present at any meeting at the time of the vote, if a quorum is present at such time, shall be the act of the board of directors, unless a greater number is required by the charter or by these bylaws or by law.

     Section 10. Action Without a Meeting. Unless otherwise provided in the charter, any action required or permitted to be taken at any meeting of the board of directors or of any committee thereof may be taken without a meeting if, a written consent to such action is signed by all members of the board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the board or committee.

     Section 11. Meeting by Conference Call. Unless otherwise provided by the charter, any or all members of the board of directors or of a committee designated by the board may participate in a meeting of the board or committee by means of a conference telephone or similar communications equipment allowing all persons participating in the meeting to hear each other at the same time, and participation in this manner shall constitute presence in person at the meeting.

     Section 12. Removal of Directors. Any or all members of the board of directors may be removed, with or without cause, at a meeting of shareholders called for that purpose by a vote of three-fourths of the shares of the corporation outstanding and entitled to vote. A director may be removed only at a meeting called for that purpose and the notice of the meeting must state that the purpose, or one of the purposes, of the meeting is removal of the director.

     Section 13. Other Duties of Directors. The board of directors shall keep a record of the attendance of directors at meetings thereof, and the secretary shall annually, for and on behalf of the board of directors, make a report showing the names of the directors, the number of regular and special meetings of the board, the number of meetings attended, and the number of meetings from which each director was absent, which report shall be read at, and incorporated in the minutes of, each annual meeting of shareholders.

     Section 14. Annual Statement of Condition. The board of directors, or a committee therefrom, shall examine the corporation once each year and submit a complete statement of the condition of the corporation to the Superintendent of the Insurance Department of the State of New York.

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                                  ARTICLE III

                               Board Committees


     Section 1. Committees. The board of directors may, by resolution adopted by a majority of the entire board, from time to time, designate from among its members an executive committee, an investment committee or one or more other committees, each of which shall have five or more members who are directors and shall serve until the meeting of the board of directors held immediately after the next annual meeting of the shareholders. The board of directors shall, by resolution adopted by the majority of the whole board from time to time, designate from among its members an independent director's committee which shall be comprised solely of directors who are not officers or employees of the corporation or officers or employees of any entity controlling, controlled by or under common control with the corporation and who are not beneficial owners of a controlling interest in the voting stock of the corporation or any such entity. Each committee shall exercise such authority of the board of directors as provided by law, these bylaws, and provided in the resolution establishing the committee; however, no such committee shall (1) authorize distributions, except to authorize or approve a reacquisition of shares if done according to a formula or method prescribed by the board of directors; (2) approve or propose to shareholders, action required by law to be approved by shareholders; (3) fill vacancies on the board of directors or any committee thereof; (4) amend the charter; (5) adopt, amend, or repeal the bylaws; (6) approve a plan of merger not requiring shareholder approval; or (7) amend or repeal any resolution of the board which by its terms is not so amendable or repealable.

     Section 2. Executive Committee. The executive committee may exercise all the authority of the board of directors in the management of the corporation during the interval between the meetings of the board, except that reserved for the independent directors committee.

     Section 3. Independent Directors Committee. The independent directors committee shall have the responsibility for recommending the selection of independent certified public accountants, reviewing the company's financial condition, the scope and results of the independent audit and any internal audits, nominating candidates for director for election by shareholders, evaluating the performance of the principal officers of the corporation and recommending to the board of directors the selection and compensation of such officers.

     Section 4. Investment Committee. The board of directors may, by resolution adopted by a majority of the whole board, from time to time designate from among its members an investment committee, which shall consist of five members who shall serve until the meeting of the board of directors held immediately after the next annual meeting of the shareholders.

     The investment committee shall have and possess all the rights and powers of the board of directors to make, supervise and direct the investments of the corporation, to sell, assign, exchange,

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lease, or otherwise dispose of such investments, and to do and perform all things deemed necessary and proper in relation to such investments. The investment committee shall have the further right and power to delegate its powers and duties to such officers, employees and agents, including investment advisers, of the corporation as it may select and appoint in its discretion, subject to such policies, plans, standards, limitations and objectives as the investment committee may prescribe from time to time.

     The investment committee shall keep a record of its proceedings, shall submit a report of its action to the board of directors at its next meeting and as otherwise may be required by law or by the board, shall adopt its own rules of procedure, and shall take such other actions as may be required from time to time by law.

     Section 5. Qualification of Committee Members. Unless a greater number is required by the charter or by these bylaws or by law, at least one-third of the members of each committee shall be a person or persons who are not officers or employees of the corporation or officers or employees of any entity controlling, controlled by or under common control with the corporation and who are not beneficial owners of a controlling interest in the voting stock of the corporation or any such entity.

     Section 6. Quorum. The attendance of not less than a majority of the members of a committee shall be necessary to constitute a quorum for the transaction of any business, but if fewer than a majority of the directors is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice. At least one director who is not an officer or employee of the corporation or an officer or employee of any entity controlling, controlled by or under common control with the corporation and who is not a beneficial owner of a controlling interest in the voting stock of the corporation or any such entity, must be included in any quorum for the transaction of business.

                                  ARTICLE IV

                                   Officers

     Section 1. Elected Officers. The elected officers of the corporation shall be a president, secretary, and a treasurer, and may also include a chairman of the board, one or more vice presidents of a class or classes as the board of directors may determine, and such other officers as the board of directors may determine. Any two or more offices may be held by the same person except the offices of president and secretary.

     Section 2. Appointed Officers. The appointed officers of the corporation may include one or more second vice presidents, assistant vice presidents, assistant treasurers, and assistant secretaries.

     Section 3. Election or Appointment and Term of Office. The elected officers of the corporation shalt be elected annually by the board of directors, each for a term of one year, at the regular meeting

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of the board of directors held immediately after the annual meeting of the shareholders. The appointed officers of the corporation shall be appointed annually by the chief executive officer immediately following the regular board meeting held after each annual meeting of shareholders. Additional officers may be elected at any regular or special meeting of the board of directors to serve until the regular meeting of the board held immediately after the next annual meeting of the shareholders and additional officers may be appointed by the chief executive officer at any time to serve until the next annual appointment of officers. Each officer shall hold office for a term of one year until his or her successor, if any, is elected or appointed and has qualified or until his or her earlier death, resignation, retirement or removal.

     Section 4. Removal. Any officer may be removed by the board of directors and any appointed officer may be removed by the chief executive officer, with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     Section 5. Vacancies. A vacancy in the office of president, secretary or treasurer because of death, resignation. retirement, removal or otherwise, shall be filled by the board of directors, and a vacancy in any other elected office may be filled by the board of directors.

     Section 6. Chief Executive Officer. If the elected officers of the corporation include both a chairman of the board and a president, the board of directors shall designate one of such officers to be the chief executive officer of the corporation. If the office of chairman of the board is vacant, the president shall be chief executive officer of the corporation. The chief executive officer of the corporation shall be, subject to the board of directors, in general charge of the affairs of the corporation.

     Section 7. Chairman of the Board. The chairman of the board shall preside at all meetings of the shareholders and of the board of directors at which he may be present and shall have such other powers and duties as may be determined by the board of directors.

     Section 8. President. The president shall have such powers and duties as may be determined by the board of directors. In the absence of the chairman of the board, or if such office is vacant, the president shall have all the powers of the chairman of the board and shall perform all his or her duties.

     Section 9. Vice Presidents. A vice president shall perform such duties as may be assigned by the chief executive officer or the board of directors. In the absence of the president and in accordance with such order of priority as may be established by the board of directors, a vice president may perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the president.

     Section 10. Second Vice Presidents and Assistant Vice Presidents. A second vice president and an assistant vice president shall perform such duties as may be assigned by the chief executive officer or the board of directors.

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     Section 11. Secretary. The secretary shall (a) keep the minutes of the shareholders' and board of directors' meetings in one or more books provided for that purpose, (b) see that all notices are duly given in accordance with the provisions of these bylaws or as required by law, (c) be custodian of the corporate records and of the seal of the corporation and see that the seal of the corporation is affixed to all documents, the execution of which on behalf of the corporation under its seal is duly authorized, and (d) in general perform all duties incident to the office of secretary and such other duties as may be assigned by the chief executive officer or the board of directors.

     Section 12. Assistant Secretaries. In the absence of the secretary, an assistant secretary shall have the power to perform his or her duties including the certification, execution and attestation of corporate records and corporate instruments. Assistant secretaries shall perform such other duties as may be assigned to them by the chief executive officer or the board of directors.

     Section 13. Treasurer. The treasurer shall (a) have charge and custody of all kinds and securities of the corporation, (b) receive and give receipts for monies due and payable to the corporation from any source whatsoever, (c) deposit all such monies in the name of the corporation in such depositories as are selected in the manner designated by the board of directors, and (d) in general perform all duties incident to the office of treasurer and such other duties as may be assigned by the chief executive officer or the board of directors. If required by the board of directors, the treasurer shall give a bond for the faithful discharge of his duties in such form and with such surety or sureties as the board of directors shall determine.

     Section 14. Assistant Treasurers. In the absence of the treasurer, an assistant treasurer shall have the power to perform his or her duties. Assistant treasurers shall perform such other duties as may be assigned to them by the chief executive officer or the board of directors.

     Section 15. Positions and Titles. The chief executive officer may establish such positions and appoint persons to them with such titles as he or she may deem necessary. He or she may also fix the duties of such positions and may discharge persons from them.

                                   ARTICLE V

                Corporate Instruments, Loans, Books and Records

     Section 1. Corporate Instruments. The board of directors may authorize any officer or officers to execute and deliver any instrument in the name of or on behalf of the corporation, and such authority may be general or confined to specific instances.

     Section 2. Loans. No loans shall be contracted on behalf of the corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the board of directors. Such authority may be general or confined to specific instances.

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     Section 3. Loans to Officers and Directors. Neither the corporation, nor any of its directors or officers acting for and on its behalf, shall directly or indirectly loan any of its funds, monies, capital or other property to any director or officer of the corporation. This section shall not apply to loans upon a policy of insurance issued by the corporation not in excess of the net cash surrender value thereof.

     Section 4. Books and Records. The corporation shall keep at its principal office correct and complete books of account and minutes of the proceedings of its shareholders, directors and board committees, and shall likewise keep at its principal office a complete and accurate list of shareholders, giving the names and addresses of all shareholders and the number of shares held by each.

                                  ARTICLE VI

                   Stock Certificates and Transfer of Shares

     Section 1. Certificates for Shares. Each shareholder shall be entitled to a certificate, signed by the president or a vice president and the secretary or an assistant secretary of the corporation, certifying the number of shares owned by him or her in the corporation. If such certificate is countersigned by the written signature of a transfer agent other than the corporation or an employee of the corporation, the signatures of the officers of the corporation may be facsimiles. If such certificate is countersigned by the written signature of a registrar other than the corporation or an employee of the corporation, the signatures of the transfer agent and the officers of the corporation may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent, or registrar at the date of its issue. Certificates representing shares of the corporation shall be in such form consistent with the laws of the state of New York as shall be determined by the board of directors. All certificates for shares shall be consecutively numbered or otherwise identified. The name and address of the person to whom the shares represented thereby are issued, with the number of shares and the date of issue, shall be entered on the stock transfer records of the corporation.

     Section 2. Lost, Destroyed or Wrongfully Taken Certificates. Any person claiming a certificate of stock to have been lost, destroyed or wrongfully taken, and who requests the issuance of a new certificate before the corporation has notice that the certificate alleged to have been lost, destroyed or wrongfully taken has been acquired by a bona fide purchaser, shall make an affidavit of the fact and shall give the corporation and its transfer agents and registrars a bond of indemnity with unlimited liability, in form and with one or more corporate sureties satisfactory to the chief executive officer or treasurer of the corporation (except that the chief executive officer or treasurer may authorize the acceptance of a bond of different amount, or a bond With personal surety thereon, or a personal agreement of indemnity), whereupon in the discretion of the chief executive officer or the

                                       11
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treasurer and except as otherwise provided by law a new certificate may be issued of the same tenor and for the same number of shares as the one alleged to have been lost, destroyed or wrongfully taken. In lieu of a separate bond of indemnity in each case, the chief executive officer or the treasurer may accept an assumption of liability under a blanket bond issued in favor of the corporation and its transfer agents and registrars by one or more corporate sureties satisfactory to the chief executive officer or treasurer.

     Section 3. Transfer of Shares. Transfer of shares of the corporation shall be made on the stock transfer records of the corporation by the holder of record thereof or by his or her legal representative, who shall furnish proper evidence of authority to transfer, or by his or her attorney thereunto authorized by power of attorney duly executed and filed with the corporation, and, except as otherwise provided in these bylaws, upon surrender for cancellation of the certificates for such shares.

     Section 4. Transfer Agent and Registrars. The board of directors by resolution may appoint a transfer agent or agents or a registrar or registrars of transfer, or both. All such appointments shall confer such powers, rights, duties and obligations consistent with the laws of the state of New York as the board of directors shall determine. The board of directors may appoint the treasurer of the corporation and one or more assistant treasurers to serve as transfer agent or agents.

                                  ARTICLE VII

                                Indemnification

     Section 1. Actions by a Third Party. To the extent permitted or required by the laws of New York, the corporation shall indemnify any person who is or was a party, or is threatened to be made a defendant or respondent to a proceeding, including any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than actions by or in the right of the corporation), and whether formal or informal, who is or was a director, officer, or employee of the corporation or who, while a director, officer, or employee of the corporation, is or was serving at the corporation's request as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, whether for profit or not, against:

     (a) action, suit or any reasonable expenses (including attorneys' fees) actually and necessarily incurred as a result of such action, suit or proceeding, or any appeal therein, if such person is wholly successful on the merits or otherwise in the defense of such action, suit or proceeding, or

     (b) judgments. settlements, penalties, fines (including excise taxes assessed with respect to employee benefit plans) and reasonable expenses (including attorneys' fees) actually and necessarily incurred as a result of such action, suit or proceeding, or any appeal therein,

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          where such person is not wholly successful on the merits or otherwise in the defense of the action, suit or proceeding if:

          (i)   the individual's conduct was in good faith; and

          (ii)  the individual reasonably believed:

                (A) in the case of conduct in the individual's capacity as a director, officer or employee of the corporation, that the individual's conduct was in the corporation's best interests; and

                (B) in all other cases, that the individual's conduct was not opposed to the corporation's best interests; and

          (iii) in the case of any criminal proceeding, the individual also had no reasonable cause to believe the individual's conduct was unlawful.

The termination of a proceeding by a judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent is not, of itself, determinative that the director, officer, or employee did not meet the standard of conduct described in this section.

     Section 2. Actions by or in the Right of the Corporation. To the extent permitted or required by the laws of New York, the corporation shall indemnify any person who is or was a party or is threatened to be made a defendant or respondent, to a proceeding, including any threatened, pending or completed action, suit or proceeding, by or in the right of the corporation to procure a judgment in its favor, by reason of the fact that such person is or was a director, officer, or employee of the corporation or is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan, or other enterprise, whether for profit or not, against any reasonable expenses (including attorneys' fees) actually and necessarily incurred by such person in connection with the defense or settlement of such action, suit or proceeding, or any appeal therein:

     (a) if such person is wholly successful on the merits or otherwise in the defense of such proceeding, or

     (b)  if not wholly successful:

          (i)  the individual's conduct was in good faith; and

          (ii) the individual reasonably believed:

               (A) in the case of conduct in the individual's capacity as a director, officer, or employee of the corporation, that the individual's conduct was in the corporation's best interests; and

               (B) in all other cases that the individual's conduct was not opposed to the corporation's best interests,

     except that no indemnification shall be made in respect of a threatened action or pending action which is settled or otherwise disposed of, or any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the court in which such action or suit was brought or, if no action was brought, any court of competent jurisdiction shall determine upon application, that despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court shall deem proper.

     Section 3. Methods of Determining Whether Standards for Indemnification Have Been Met. Any indemnification under Sections 1 or 2 of this Article
(unless ordered by a court) shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, or employee is proper in the circumstances because he has met the applicable standards of conduct set forth in Section 1 or 2. In the case of directors of the corporation, such determination shall be made by any one of the following procedures:

     (a) by the board of directors by a majority vote of a quorum consisting of directors not at the time parties to the proceeding;

     (b) if a quorum of the board of directors cannot be obtained under (a) or, even if obtainable, a quorum of disinterested directors so directs:

               (i) by the board upon the written opinion of independent legal counsel that indemnification is proper in the circumstances because the applicable standard of conduct set forth in
                    Section 1 or 2 of this Article has been met by such director or officer, or,

               (ii) by the shareholders upon a finding that the director or officer has met the applicable standard of conduct set forth in section 1 or 2 of this Article.

     Section 4. Advancement of Defense Expenses. The corporation may pay for or reimburse the reasonable expenses incurred by a director, officer, or employee who is a party to a proceeding described in Section 1 or 2 of this Article in advance of the final disposition of said proceeding if:

     (a) the director, officer, or employee furnishes the corporation a written affirmation of his good faith belief that he has met the standard of conduct described in Section 1 or 2; and

     (b) the director, officer, or employee furnishes the corporation a written undertaking, executed personally or on his behalf; to repay the advance if it is ultimately determined that the director, officer, or employee is not entitled to indemnification, or, where indemnification is granted, to the extent the expenses so advanced by the corporation, or allowed by a court, exceed the indemnification to which such person is entitled and

     (c) a determination is made that the facts then known to those making the determination pursuant to Section 3 of this Article VII would not preclude indemnification under Section 1 or 2.

The undertaking required by this Section must be an unlimited general obligation of the director, officer, or employee.

     Section 5. Non-Exclusiveness of Indemnification. To the extent permitted by the laws of New York, the indemnification and advancement of expenses provided for or authorized by this Article does not exclude any other fights to indemnification or advancement of expenses that a person may have under:

     (a)  the corporation's charter or these bylaws;

     (b) any resolution of the board of directors or the shareholders of the corporation;

     (c)  an agreement providing for indemnification or

     (d) otherwise as provided by law, provided that no indemnification may be made to or on behalf of any director, officer or employee if a judgment or other final adjudication adverse to the director, officer or employee establishes that his acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that he personally gained in fact a financial profit or other advantage to which he was not legally entitled.

Such indemnification shall continue as to a person who has ceased to be a director, officer, or employee, and shall inure to the benefit of the heirs and personal representatives of such person.

If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders the corporation shall, not later than the next annual meeting of shareholders unless such meeting is held within three months from the date of such payment, and in any event, within fifteen months from the date of such payment, mail to its shareholders of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

     Section 6. Notice of Indemnification. No payment of indemnification or advancement shall be made under this Article unless a notice has been filed with the Superintendent of the Insurance Department of the State of New York not less than 30 days prior to such payment, specifying the payee(s), the amount(s), the manner in which such payment is authorized, the nature and status (at the time of such notice) of the litigation or threatened litigation and any other information required by law.

                                 ARTICLE VIII

                                  Fiscal Year

      The fiscal year of the corporation shall begin on the first day of January of each year and end upon the last day of December next succeeding

                                  ARTICLE IX

                                  Amendments

     These bylaws may be altered, amended or repealed and new bylaws may be made by the shareholders and by the board of directors provided that any such alteration, amendment or repeal is approved by the Superintendent of the Insurance Department of the State of New York. Any bylaw adopted, altered, amended or repealed by the board of directors may be amended or repealed by the shareholders entitled to vote therein.

SHORT CERTIFICATE


                               STATE OF NEW YORK

                             INSURANCE DEPARTMENT

                               EDWARD J. MUHL
                          SUPERINTENDENT OF INSURANCE


It is hereby certified that the annexed copy of Declaration of Intention and Charter of LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK, of Syracuse, New York, as filed in this Department June 6, 1996,

has been compared with the original on file in this Department and that it is a correct transcript therefrom and of the whole of said original.


                                        /s/ Frank M. D'Amia

                                        In Witness Whereof, I have hereunto set
                                        my hand and affixed the official seal of this Department at the City of Albany, this 30th day of July, 1996.

                                        Special Deputy Superintendent

--------------------------------------------------------------------------------
                                  TRIPLICATE

                    STATE OF NEW YORK-INSURANCE DEPARTMENT

                                  ----------
                                                                Albany, New York
                                                                    June 6, 1996

$1,000.00
Received from Lincoln Life & Annuity Company of New York........................

One Thousand............................................................Dollars,

in payment of tax provided by section 180, Tax Law, as amended by Chapter 794, Laws of 1923.

One-twentieth of one per centum upon $2,000,000.00 of shares with par value..............................................................$1,000.00




                                      By  Frank M. D'Amia
                                      ------------------------------------------
                                      Special Deputy Superintendent of Insurance
--------------------------------------------------------------------------------

                           DECLARATION OF INTENTION

                                AND CHARTER OF

                  LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK



                                  DECLARATION


We, the undersigned, all being natural persons over the age of eighteen, and a majority of us being citizens of the United States, and at least three of us being residents of the State of New York, do hereby declare our intention to form a stock insurance corporation pursuant to the provisions of the Insurance Law of the State of New York for the purpose of doing the kinds of insurance business authorized by paragraphs 1, 2 and 3 of Section 1113 (a) of the Insurance Law of the State of New York, under the name Lincoln Life & Annuity Company of New York, and we do hereby make, sign, acknowledge and file this Declaration of Intention and adopt and set forth the proposed Charter of such corporation for the aforesaid purpose, as follows:


                                    CHARTER


                                   ARTICLE I
                                   ---------


                                     NAME
                                     ----

          The name of the corporation shall be Lincoln Life & Annuity Company of New York.

                                  ARTICLE II
                                  ----------

                               PRINCIPAL OFFICE

           The principal office of the corporation shall be located in the City of Syracuse County of Onondaga and State of New York.

                                  ARTICLE III
                                  -----------

                                    POWERS
                                    ------

     The corporation shall have the power to transact life insurance, annuities and accident and health insurance business as described in paragraphs 1,2 and 3 of Section 1113(a) of the Insurance Law of the State of New York, as amended, to wit:

     (1) Life insurance, meaning every insurance upon the lives of human beings, and every insurance appertaining thereto, including the granting of endowment benefits, in the event of death by accident, additional benefits to safeguard the contract from lapse, accelerated payments of part or all of the death benefits to safeguard the contract from lapse, accelerated payments of part or all of the death benefit or a special surrender value upon diagnosis (A) of terminal illness defined as a life expectancy of twelve months or less, or (B) of a medical condition requiring extraordinary medical care or treatment regardless of life expectancy, or provide a special surrender value, upon total and permanent disability of the insured, and optional modes of settlement of proceeds. "Life insurance" also includes additional benefits to safeguard the contract against lapse in the event of unemployment of the insured. Amounts paid the corporation for life insurance and proceeds applied under optional modes of settlement or under dividend options may be allocated by the corporation to one or more separate accounts pursuant to section four thousand two hundred forty of the New York Insurance Law;

     (2) Annuities, meaning all agreements to make periodical payments for a period certain or where the making or continuance of all or some of a series of such payments, or the amount of any such payment, depends upon the continuance of human life, except payments made under the authority of paragraph one hereof. Amounts paid the corporation to provided annuities and proceeds applied under optional modes of settlement or under dividend options may be allocated by the corporation to one or more separate accounts pursuant to section four thousand two hundred forty of the New York Insurance Law;

     (3) Accident and health insurance, meaning (A) insurance against death or personal injury by accident or by any specified kind or kinds of accident and insurance against sickness, ailment or bodily injury, including insurance providing disability benefits pursuant to article.

     nine of the New York State Workers' Compensation Law, except as specified in item (B) hereof; and (B) non-cancellable disability insurance, meaning insurance against disability resulting from sickness, ailment or bodily injury (but excluding insurance solely against accidental injury) under any contract which does not give the corporation the option to cancel or otherwise terminate the contract at or after one year from its effective date or renewal date;
and any amendments to such paragraphs or provisions in substitution therefor which may be hereafter adjusted. The corporation shall also have the power to effect reinsurance of risks taken by it, and to assume by way of reinsurance similar risks taken by other insurers and reinsurers. In addition, the corporation shall have the power to transact any other kind or kinds of business to the extent now or hereafter permitted for life insurance companies under the Insurance Law of the State of New York and necessarily or properly incidental to the kind or kinds of insurance business which the corporation is authorized to do.

                                  ARTICLE IV
                                  ----------

                         EXERCISE OF CORPORATE POWERS
                         ----------------------------
          Section 1. The corporate powers shall be exercised by a Board of Directors and by a President and by one or more Vice Presidents, a Secretary and a Treasurer and by such other officers and such committees as the Board of Directors maya elect or appoint. The Directors shall have all of the qualifications, powers and authority and shall be subject to all of the limitations as set forth in the Insurance Law of the State of New York.

          Section 2. The Board of Directors shall have the power to make, alter, amend or repeal the bylaws of the corporation (except in those cases where stockholder action is required by law).

                                   ARTICLE V
                                   ---------

                              NUMBER OF DIRECTORS
                              -------------------

          The number of Directors shall be thirteen.


                                  ARTICLE VI
                                  ----------


                 PROVISIONS CONCERNING DIRECTORS AND OFFICERS
                 --------------------------------------------

          Section 1. An election of directors shall be held annually at a place and time specified by the Board of Directors on the first Wednesday of May, if not a legal holiday in the state of New York, and, if such day is a legal holidy, then on the next succeeding business day not a legal holiday at the corporation's principal office at 9:00 a.m. Each Director shall serve until his successor is elected and qualified.

          Section 2. The President, one or more Vice Presidents, a Secretary and a Treasurer shall be elected annually by the Directors at the first meeting of the Board of Directors held after the election of the Directors as provided in
Section 1 of this Article VI. Each of such officers shall hold office until the election of his successor. All other officers shall be elected or appointed by the Board of Directors, or in such manner as the By-laws may prescribe.

          Section 3. Whenever any vacancy or vacancies shall occur in the Board of Directors by death, resignation, removal or otherwise, a majority of the remaining members of the Board of Directors, at a meeting called for that purpose, or at any regular meeting, shall elect a Director or Directors to fill the vacancy or vacancies thus occasioned, and each Director so elected shall serve until his successor is elected and is qualified. If, because of any vacancy or vacancies in the Board of Directors, the number of Directors shall be less than thirteen, the corporation shall not for that reason be dissolved, but every Director shall continue to hold office and discharge his duties until his successor shall have been elected and qualified.

          Section 4. Vacancies in any office may be filled for the remainder of the term in which the same shall occur by a majority vote of the Board of Directors.

          Section 5. At all times, a majority of Directors shall be citizens and residents of the United States, not less than three Directors shall be residents of New York and no Director shall be less than twenty-one years of age. Not less than one-third of the Board of Directors shall be persons who are not officers or employees of the corporation or any entity controlling, controlled by, or under common control with the corporation and who are not beneficial owners of a controlling interest in the voting stock of the corporation or any such entity. Directors need not be stockholders.

                                  ARTICLE VII
                                  -----------

                               INITIAL DIRECTORS
                               -----------------

          The names and post office residence addresses of the Directors who shall serve until the first annual meeting of stockholders and until their successors are duly elected are:

Names                                   Addresses
-----                                   ---------

Robert Alvin Anker                      3601 West Hamilton Road
                                        Fort Wayne, Indiana 46804

Roland Charles Baker                    1230 N. State Parkway
                                        Apartment 23-C
                                        Chicago, Illinois 60610

John Patrick Barrett                    4605 Watergap
                                        Manlius, New York 13104

Thomas D. Bell, Jr.                     2 Lakewood Circle South
                                        Greenwich, Connecticut 06830

Jon Andrew Boscia                       4715 Creek Ridge Place
                                        Fork Wayne, Indiana 46835

Harry Louis Kavetas                     52 Woodbury Place
                                        Rochester, New York 14618

Barbara Steury Kowalczyk                4745 Hartman Road
                                        Fort Wayne, Indiana 46807

Marguerite Leanne Lachinan              870 United Nations Plaza
                                        Apartment 8-C
                                        New York, New York 10017

John Michael Pietruski                  27 Paddock Lane
                                        Colts Neck, New Jersey 07722

Gabriel L. Shaheen                      2101 Sycamore Hills Drive
                                        Fort Wayne, Indiana 46804

John Lyman Steinkamp                    4910 Oak Creek Court
                                        Fort Wayne, Indiana 46835

Richard Charles Vaughan                 1618 Sycamore Hill Drive
                                        Fort Wayne, Indiana 46804

Michael Dean Wilkins                    5605 Albany Court
                                        Fort Wayne, Indiana 46835


                                 ARTICLE VIII
                                 ------------

                                   DURATION
                                   ---------

     The duration of the existence of the corporation shall be perpetual.

                                  ARTICLE IX
                                  ----------

                                    CAPITAL
                                    -------

          The amount of the capital of the corporation shall be two million dollars ($2,000,000), which shall consist of twenty thousand (20,000) shares of Common Stock with a par value of one hundred dollars ($100.00) per share.

                                   ARTICLE X
                                   ---------

                                  EXCULPATION
                                  -----------

          No Director shall be personally liable to the corporation or any of its stockholders for damages for any breach of duty as a Director; provided, however, that the foregoing provision shall not eliminate or limit the liability of a Director if a judgment or other final adjudication adverse to him or her establishes that his or her acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (i) which he or she knew or reasonably should have known violated the New York Insurance Law or (ii) which violated a specific standard of care imposed on Directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (iii) which constituted a knowing violation of any other law, or establishes that he or she personally gained in fact a financial profit or other advantage to which he or she was not legally entitled.

          IN WITNESS WHEREOF, the undersigned hereby make, sign and acknowledge this Declaration of Intention and charter.



/S/ Robert A. Anker
---------------------------------
Robert Alvin Anker

STATE OF INDIANA          )
                          )ss:
COUNTY OF ALLEN           )


          On May 9, 1996, before me personally came Robert Alvin Anker, to me personally known and known to me to be the person who executed the foregoing instrument, and he duly acknowledged before me that he executed the same.

                                        /S/Linda Zimmer Smith
                                        --------------------------------------
                                        Notary Public

                                      LINDA ZIMMER SMITH, Notary Public
                                      Allen County, State of Indiana
/s/ Rolland Baker                     My Commission Expires 1/18/00
----------------------------------
Roland Charles Baker

STATE OF ILLINOIS           )
                            ) ss:.
COUNTY OF DUPAGE            )

          May 8, 1996, before me personally came Roland Charles Baker, to me personally known and known to me to be the person who executed the foregoing instrument, and he duly acknowledged before me that he executed the same.

                                      /s/ Denise Karen Hauser
                                      ---------------------------------
                                      Notary Public

                                             OFFICIAL SEAL
                                             DENISE KAREN HAUSER
                                             NOTARY PUBLIC, STATE OF ILLINOIS
                                             MY COMMISSION EXPIRES 6-16-99


/s/ J. Patrick Barrett
----------------------------------
John Patrick Barrett

STATE OF INDIANA            )
                            ) ss:.
COUNTY OF ALLEN             )

          May 9, 1996, before me personally came John Patrick Barrett, to me personally known and known to me to be the person who executed the foregoing instrument, and he duly acknowledged before me that he executed the same.

                                      /s/ Mary L. Lung
                                      ---------------------------------
                                      Notary Public

                                      MARY L. LUNG
                                      NOTARY PUBLIC
                                      RESIDENT OF DEKALB COUNTY
/s/ Thomas D. Bell Jr.                MY COMMISSION EXPIRES 12-20-97
----------------------------------
Thomas D. Bell Jr.

STATE OF INDIANA            )
                            ) ss:.
COUNTY OF ALLEN             )

          On May 9, 1996, before me personally came Thomas D. Bell, Jr., to me personally known and known to me to be the person who executed the foregoing instrument, and he duly acknowledged before me that he executed the same.

                                      /s/ Mary L. Lung
                                      ---------------------------------
                                      Notary Public

                                      MARY L. LUNG
                                      NOTARY PUBLIC
                                      RESIDENT OF DEKALB COUNTY
                                      MY COMMISSION EXPIRES 12-20-97

/s/ Jon Andrew Boscia
----------------------------------
Jon Andrew Boscia

STATE OF INDIANA            )
                            ) ss:
COUNTY OF ALLEN             )

          On May 9, 1996, before me personally came Jon Andrew Boscia, to me personally known and known to me to be the person who executed the foregoing instrument, and he duly acknowledged before me that he executed the same.

                                      /s/ Mary L. Lung
                                      ---------------------------------
                                      Notary Public

                                      MARY L. LUNG
                                      NOTARY PUBLIC
                                      RESIDENT OF DEKALB COUNTY
/s/ Harry L. Kavetas                  MY COMMISSION EXPIRES 12-20-97
----------------------------------
Harry Louis Kavetas

STATE OF INDIANA            )
                            ) ss:
COUNTY OF ALLEN             )

          On May 9, 1996, before me personally came Harry Louis Kavetas, to me personally known and known to me to be the person who executed the foregoing instrument, and he duly acknowledged before me that he executed the same.

                                      /s/ Mary L. Lung
                                      ---------------------------------
                                      Notary Public

                                      MARY L. LUNG
                                      NOTARY PUBLIC
                                      RESIDENT OF DEKALB COUNTY
/s/ Barbara Steury Kowalczyk          MY COMMISSION EXPIRES 12-20-97
----------------------------------
Barbara Steury Kowalczyk

STATE OF INDIANA   )
                   ) ss:
COUNTY OF ALLEN    )

          On May 9, 1996, before me personally came Barbara Steury Kowalczyk, to me personally known and known to me to be the person who executed the foregoing instrument, and he duly acknowledged before me that he executed the same.

                                       /s/ Mary L. Lung
                                       -----------------------------
                                       Notary Public

                                       MARY L. LUNG
                                       NOTARY PUBLIC
/s/ M. Leanne Lachman                  RESIDENT OF DEKALB COUNTY
-----------------------------          MY COMMISSION EXPIRES 12-20-97
Marguerite Leanne Lachman


STATE OF INDIANA   )
                   ) ss:
COUNTY OF ALLEN    )

          On May 9, 1996, before me personally came Marguerite Leanne Lachman, to me personally known and known to me to be the person who executed the foregoing instrument, and he duly acknowledged before me that he executed the same.

                                       /s/ Mary L. Lung
                                       -----------------------------
                                       Notary Public

                                       MARY L. LUNG
                                       NOTARY PUBLIC
/s/ John Michael Pietruski             RESIDENT OF DEKALB COUNTY
-----------------------------          MY COMMISSION EXPIRES 12-20-97
John Michael Pietruski


STATE OF INDIANA   )
                   ) ss:
COUNTY OF ALLEN    )

          On May 9, 1996, before me personally came John Michael Pietruski, to me personally known and known to me to be the person who executed the foregoing instrument, and he duly acknowledged before me that he executed the same.

                                       /s/ Mary L. Lung
                                       -----------------------------
                                       Notary Public

                                       MARY L. LUNG

                                      NOTARY PUBLIC
                                      RESIDENT OF DEKALB COUNTY
/s/ Gabriel Shaheen                   MY COMMISSION EXPIRES 12-20-97
----------------------------------
Gabriel Shaheen

STATE OF INDIANA            )
                            ) ss:.
COUNTY OF ALLEN             )

          On May 9, 1996, before me personally came Gabriel Shaheen, to me personally known and known to me to be the person who executed the foregoing instrument, and he duly acknowledged before me that he executed the same.

                                     /s/ Mary L. Lung
                                      ---------------------------------
                                      Notary Public

                                      MARY L. LUNG
                                      NOTARY PUBLIC
                                      RESIDENT OF DEKALB COUNTY
/s/ John L. Steinkamp                 MY COMMISSION EXPIRES 12-20-97
----------------------------------
John Lyman Steinkamp

STATE OF INDIANA            )
                            ) ss:.
COUNTY OF ALLEN             )

          On May 7, 1996, before me personally came John Lyman Steinkamp, to me personally known and known to me to be the person who executed the foregoing instrument, and he duly acknowledged before me that he executed the same.

                                      /s/ Mary L. Lung
                                      ---------------------------------
                                      Notary Public

                                      MARY L. LUNG
                                      NOTARY PUBLIC
                                      RESIDENT OF DEKALB COUNTY
/s/ Richard C. Vaughan                MY COMMISSION EXPIRES 12-20-97
----------------------------------
Richard Charles Vaughan

STATE OF INDIANA            )
                            ) ss:.
COUNTY OF ALLEN             )

          On May 7, 1996, before me personally came Richard Charles Vaughan, to me personally known and known to me to be the person who executed the foregoing instrument, and he duly acknowledged before me that he executed the same.

                                                /s/ Sharlene K. Geer
                                                --------------------------------
                                                Notary Public


/s/ Michael Dean Wilkins                        MY COMMISSION EXPIRES 2-29-00
-------------------------------
Michael Dean Wilkins


STATE OF INDIANA       )
                       )ss:.
COUNTY OF ALLEN        )

          On May 7, 1996, before me personally came Michael Dean Wilkins, to me personally known and known to me to be the person who executed the foregoing instrument, and he duly acknowledged before me that he executed the same.

                                                /s/ Mary L. Lung
                                                --------------------------------
                                                Notary Public

                                                My Commission Expires: 12-20-97

                                                MARY L. LUNG
                                                NOTARY PUBLIC
                                                RESIDENT OF DEKALB COUNTY
                                                MY COMMISSION EXPIRES 12-20-97